UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 13, 2016 (January 13, 2016)

TENNECO INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-12387	76-0515284
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 NORTH FIELD DRIVE, LAKE FOREST, ILLINOIS	60045
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 482-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE

On January 13, 2016, Tenneco Inc. announced its expectations regarding 2016, 2017 and 2018 revenue growth, which it is providing at the Deutsche Bank Global Auto Industry Conference. The expectations are described in the company’s press release, dated January 13, 2016, and in the following slides that are excerpted from the presentation the company is delivering at the Deutsche Bank Global Auto Industry Conference. The company’s press release and the excerpted slides are incorporated herein by reference and are furnished with this Current Report on Form 8-K as Exhibits 99.1 and 99.2, respectively. In addition, a complete copy of the slides presented at the conference is available on the financial section of the Tenneco website at www.tenneco.com. The contents of the company’s website are not, however, a part of this report.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description

99.1	Press release issued January 13, 2016

99.2	Excerpts from January 13, 2016 Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TENNECO INC.

Date: January 13, 2016	By:	/s/ James D. Harrington
James D. Harrington
Senior Vice President, General Counsel
and Corporate Secretary